Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lantern Pharma Inc. (the “Company”) on Form 10-K for the period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Panna Sharma, the Chief Executive Officer, and David R. Margrave, the Chief Financial Officer, of the Company, respectively, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Panna Sharma	Dated: March 20, 2023
Panna Sharma
Title:	Chief Executive Officer (Principal Executive Officer)

By:	/s/ David R. Margrave	Dated: March 20, 2023
David R. Margrave
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.